UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 3, 2005

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CHAMPPS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-22639 (Commission File Number)	04-3370491 (I.R.S.Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124
(Address of principal executive offices)(Zip Code)

(303) 804-1333
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On May 3, 2005, Donnie N. Lamb, Chief Operating Officer of Champps Entertainment, Inc., (the “Company”) announced his resignation, effective as of May 6, 2005. In connection with this resignation, on May 4, 2005 the Company and Mr. Lamb entered into a separation agreement (the “Separation Agreement”). Under the Separation Agreement, Mr. Lamb is entitled to receive severance payments in the total gross amount of $100,000, which will be paid bi-weekly on the Company's customary pay dates and the Company will pay the cost of his employee benefits pursuant to COBRA, for a period of six months following his termination.

Item 2.02. Results of Operations and Financial Conditions.

        On May 3, 2005, the Company issued a press release announcing the financial results of its third quarter ended April 3, 2005, and the matters discussed under Item 1.01 above and Item 5.02 and Item 8.01 below, which include entry into a material agreement, the departure of a principal officer, and material weaknesses of internal controls.

        The information provided pursuant to this Item 2.02 of this current report, including the information contained in Exhibit 99.1 relating to the Company's financial results for the third quarter ended April 3, 2005, is being furnished pursuant to such Item and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On May 3, 2005, Mr. Donnie N. Lamb, the Company's Chief Operating Officer, announced his resignation in order to pursue other interests. His duties will be assumed by Michael P. O'Donnell, Chief Executive Officer, pending a decision to fill the vancancy.

Item 8.01. Other Events.

        The Company has concluded that there were material weaknesses in its internal controls as of the end of the third quarter of 2005 due to inadequate staffing, lack of segregation of duties in the accounting department and related matters resulting from the extended period of time that the Company has not had a controller and the previously announced material weakness involving lease accounting.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2005	Champps Entertainment, Inc. (Registrant) By: /s/ Frederick J. Dreibholz Name: Frederick J. Dreibholz Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number          Description
Exhibit 99.1                 Champps Entertainment, Inc. Press Release dated May 3, 2005